                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                    (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement        ( ) Confidential, for Use of the
(X) Definitive Proxy Statement             Commission Only (as permitted by
( ) Definitive Additional Materials        Rule 14c-6(e)(2)
( ) Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

                                EQ ADVISORS TRUST

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)  No fee required.
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
( )  Fee paid with preliminary materials.
( )  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed

                          THE EQUITABLE LIFE ASSURANCE
                   SOCIETY OF THE UNITED STATES ("EQUITABLE")
                           EQ ADVISORS TRUST ("TRUST")

  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF LAZARD LARGE CAP VALUE PORTFOLIO
                         SCHEDULED FOR FEBRUARY 26, 2001

Dear Equitable Client:

   The net premiums or contributions you paid under your Equitable variable life insurance policy or variable annuity contract or certificate ("Contract") have been allocated at your direction to the investment divisions of a separate account or accounts of Equitable ("Separate Accounts"). The Separate Account divisions invest in corresponding Portfolios of the Trust. As an owner of a Contract ("Contractowner") of record at the close of business on January 22, 2001 ("Record Date") with premiums or contributions allocated to the Lazard Large Cap Value Portfolio ("Lazard Portfolio"), you are entitled to instruct Equitable, as the sole shareholder of record of all of the shares issued by the Lazard Portfolio and held in investment divisions of each Separate Account, as to how it should vote on certain proposals to be considered at a Special Meeting of Shareholders of the Lazard Portfolio of the Trust ("Special Meeting").

   The Special Meeting is scheduled to be held on February 26, 2001 at 10:00 a.m, local time, at 1290 Avenue of the Americas, New York, New York 10104. Contractowners will be asked, as appropriate, to provide Equitable with voting instructions on the following proposals:

      1. Approval of an amendment to the Investment Advisory Agreement between Equitable, in its capacity as the Trust's investment manager, and Alliance Capital Management, L.P.; and

      2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

   You are urged to read both the Information Statement of Equitable and the Proxy Statement of the Trust, attached to this notice prior to completing your ballot

IT IS VERY IMPORTANT THAT YOUR CONTRACT BE REPRESENTED. PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN, SIGN, DATE AND MAIL IT IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL HELP AVOID THE UNNECESSARY EXPENSE OF A FURTHER SOLICITATION OF VOTING INSTRUCTIONS. YOU ALSO MAY PROVIDE VOTING INSTRUCTIONS BY PHONE, TOLL-FREE, AT 1-888-450-5672, OR BY INTERNET AT OUR WEBSITE AT WWW.PROXYWEB.COM.

                               Pauline Sherman, Secretary of Equitable

                               Patricia Louie, Secretary of the Trust

New York, New York
February 6, 2001

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                              INFORMATION STATEMENT
                       REGARDING A SPECIAL MEETING OF THE
                      SHAREHOLDERS OF THE LAZARD LARGE CAP
                      VALUE PORTFOLIO OF EQ ADVISORS TRUST
                         TO BE HELD ON FEBRUARY 26, 2001

                                FEBRUARY 6, 2001

                                     GENERAL

   This Information Statement is furnished by The Equitable Life Assurance Society of the United States ("Equitable"), a New York stock life insurance company, to owners of its variable life insurance policies and variable annuity contracts or certificates ("Contractowners") who had net premiums allocated to the investment divisions of certain of Equitable's Separate Accounts ("Separate Accounts") on January 22, 2001 ("Record Date"). The assets in each investment division of the Separate Accounts are invested in shares of corresponding separate series ("Portfolios") of EQ Advisors Trust, a registered investment company ("Trust"). The Lazard Large Cap Value Portfolio ("Lazard Portfolio") is one of those separate Portfolios.

   Equitable is required to offer Contractowners the opportunity to instruct Equitable, as the owner of all the shares of the Lazard Portfolio held by the Separate Accounts, as to how it should vote on the proposal to be considered at the Special Meeting of Shareholders of the Lazard Portfolio referred to in the preceding Notice and at any adjournments ("Special Meeting"). The proposal to be considered at the Special Meeting is discussed in the Trust's Proxy Statement, which is enclosed. Contractowners are urged to read the Proxy Statement prior to completing the ballot.

   Equitable is a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), itself a wholly-owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial and Equitable are located at 1290 Avenue of the Americas, New York, New York 10104.

   This Information Statement and the accompanying ballot are being mailed to Contractowners on or about February 9, 2001.

                            HOW TO INSTRUCT EQUITABLE

   To instruct Equitable as to how to vote the shares of the Lazard Portfolio ("Shares") held in the investment divisions of the Separate Accounts, Contractowners are asked to promptly mark their voting instructions on the enclosed ballot; then sign, date and mail it in the accompanying postage-paid envelope. Contractowners also may provide voting instructions by phone, toll-free at 1-888-450-5672, or by Internet at our website at www.proxyweb.com.

IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED, IT WILL BE TREATED AS AN INSTRUCTION TO VOTE, AS APPROPRIATE, THE SHARES IN FAVOR OF THE PROPOSAL.

   The number of Shares held in the investment division of each Separate Account corresponding to the Lazard Portfolio for which a Contractowner may provide voting instructions was determined as of the Record Date by dividing
(i) a contract's Account Value (minus any contract indebtedness) allocable to that investment division of each Separate Account by (ii) the net asset value of one share of the Lazard Portfolio. At any time prior to Equitable's voting, at the Special Meeting, of the Shares held in the investment division of each Separate Account corresponding to the Lazard Portfolio, a Contractowner may revoke his or her ballot with respect to that investment division by written notice, or proper telephone or Internet instructions to the Secretary of Equitable or by properly executing a later-dated ballot, or properly providing later telephone or Internet instructions.

                           HOW EQUITABLE WILL VOTE

   Equitable will vote the shares for which Equitable receives timely voting instructions from Contractowners in accordance with those instructions. Equitable will vote shares attributable to contracts for which Equitable is the Contractowner for the proposal. Shares in each investment division of a Separate Account for which Equitable receives no timely voting instructions from Contractowners, or which are attributable to amounts retained by Equitable as surplus or seed money, will be voted by Equitable either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractowners (other than Equitable) have provided voting instructions to Equitable.

                                OTHER MATTERS

   Equitable is not aware of any matters, other than the specified proposal, to be acted on at the Special Meeting. If any other matters come before the Special Meeting, Equitable will vote the Shares upon such matters in its discretion. Ballots may be solicited by employees of Equitable and its subsidiaries as well as officers and agents of the Trust. Shareholder Communications Corporation has been retained to assist with solicitation activities (including assembly and mailing of materials to Shareholders and Contractowners). The principal solicitation will be by mail but voting instructions may also be solicited by telephone, personal interview or the Internet.

   If the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those voting instructions which have been voted in favor of the proposal and will vote against any such adjournment those voting instructions which have been voted against the proposal.

                                       Pauline Sherman, Secretary of Equitable

PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN SIGN, DATE AND MAIL IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU MAY ALSO PROVIDE YOUR VOTING INSTRUCTIONS BY TELEPHONE, TOLL-FREE, AT
1-888-450-5672 OR BY INTERNET AT OUR WEBSITE AT WWW.PROXYWEB.COM. IT IS IMPORTANT THAT YOUR POLICY, CONTRACT OR CERTIFICATE BE REPRESENTED.

                                 PROXY STATEMENT

                                EQ ADVISORS TRUST

                           1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104
                                 (212) 554-1234

                         SPECIAL MEETING OF SHAREHOLDERS
                     OF THE LAZARD LARGE CAP VALUE PORTFOLIO

                         TO BE HELD ON FEBRUARY 26, 2001

   EQ Advisors Trust ("Trust") serves as an investment vehicle for use in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and other insurance companies affiliated and unaffiliated with Equitable (collectively, "Shareholders"). As a technical matter, the Shareholders hold Trust shares in their respective separate accounts in which contributions and premiums received under the Contracts are initially invested; these separate accounts in turn purchase Trust shares, as described in the Trust's prospectus. Owners of Contracts ("Contractowners") with amounts allocated to the Trust's Lazard Large Cap Value Portfolio ("Lazard Portfolio") are being provided the opportunity to provide voting instructions concerning the proposals contained in the Proxy Statement.

   This Proxy Statement is being provided to Shareholders and mailed to Contractowners on or about February 8, 2001. This Proxy Statement is being furnished on behalf of the Board of Trustees of the Trust ("Board") to Shareholders of the Lazard Portfolio for their use in obtaining instructions from Contractowners as to how to vote on the proposal to be considered at the Special Meeting of Shareholders of the Lazard Portfolio to be held at 1290 Avenue of the Americas, New York, New York 10104, on February 26, 2001 at 10:00 a.m., Eastern time and at any adjournments thereof ("Special Meeting"). It is expected that the Shareholders will attend the Special Meeting in person or by proxy and will vote shares of the Trust held by them in accordance with voting instructions received from Contractowners and in accordance with voting procedures established by the Trust.

   Equitable will vote the shares for which Equitable receives timely voting instructions from Contractowners in accordance with those instructions. Equitable will vote shares attributable to Contracts for which Equitable is the Contractowner for each proposal. Shares in each investment division of a Separate Account for which Equitable receives no timely voting instructions from Contractowners, or which are attributable to amounts retained by Equitable as surplus or seed money, will be voted by Equitable for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractowners (other than Equitable) have provided voting instructions to Equitable. THE NUMBER OF SHARES FOR WHICH A CONTRACTOWNER HAS THE RIGHT TO GIVE VOTING INSTRUCTIONS WITH RESPECT TO THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF WAS DETERMINED AS OF JANUARY 22, 2001 ("RECORD DATE").

   Voting instructions executed by a Contractowner may be revoked at any time prior to the Shareholders voting the shares represented thereby by the Contractowner providing the Shareholders with a properly executed written revocation of such voting instructions, or by the Contractowner providing the Shareholders with proper later-dated voting instructions by telephone or by the Internet. Proxies executed by Shareholders may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the meeting and voting in person, by telephone or by the Internet. The Trust expects that information statements and ballots, prepared for use by Equitable, as the sole Shareholder of the Lazard Portfolio, as well as this Proxy Statement, will be mailed to the Contractowners by Equitable on or about February 9, 2001 in order to obtain voting instructions from the Contractowners.

   The Proxy Statement is soliciting Contractowners to approve an amendment to the Investment Advisory Agreement between Equitable, in its capacity as the Trust's investment manager ("Manager") and Alliance Capital Management, L.P. ("Alliance Capital"), with respect to the Lazard Portfolio ("Alliance Advisory Agreement"). If approved, Alliance Capital would replace Lazard Freres & Co. LLC ("Lazard Freres") as the investment adviser ("Adviser") to the Lazard Portfolio effective March 1, 2001, and would provide the day-to-day investment advice to the Lazard Portfolio through its Bernstein Investment Research and Management unit ("Bernstein"). The Lazard Portfolio would be renamed the EQ/Bernstein Diversified Value Portfolio ("Bernstein Portfolio"). You are being asked to provide voting instructions concerning your approval of the amendment to the Alliance Advisory Agreement.

   Each whole share of the Lazard Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by Equitable at the Special Meeting will be counted by persons appointed as election inspectors for the Special Meeting. As of the Record Date, there were the following number of issued and outstanding shares of each class of shares of the Lazard Portfolio:

 NUMBER OF CLASS IA SHARES NUMBER OF CLASS IB SHARES
-------------------------  -------------------------
            N/A                  15,249,604.648
-------------------------  -------------------------

   SHAREHOLDER REPORTS. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1999, including financial statements, and a copy of the Semi-Annual Report dated June 30, 2000 has previously been furnished to

Contractowners. An Annual Report of the Trust for the fiscal year ended December 31, 2000 is expected to be mailed to Contractowners on or about February 28, 2001. THE TRUST WILL FURNISH, WITHOUT CHARGE, TO ANY CONTRACTOWNER, UPON REQUEST, A COPY OF THE 1999 ANNUAL REPORT AND THE 2000 SEMI-ANNUAL REPORT, AND WHEN AVAILABLE, A COPY OF THE 2000 ANNUAL REPORT. SUCH REQUESTS MAY BE DIRECTED TO THE TRUST AT 1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (TELEPHONE: 1-800-528-0204).

   MANAGER, ADMINISTRATOR AND DISTRIBUTORS. Equitable, 1290 Avenue of the Americas, New York, New York 10104, serves as the Trust's Manager and Administrator. The Trust has distribution agreements with AXA Advisors, LLC ("AXA Advisors") and Equitable Distributors, Inc. ("EDI") (each also referred to as a "Distributor," and together "Distributors"), each of which is an indirect wholly-owned subsidiary of Equitable. The address for both AXA Advisors and EDI is 1290 Avenue of the Americas, New York, New York 10104. AXA Advisors and EDI each serve as a Distributor for the Trust's Class IA shares and Class IB shares.

                              VOTING INFORMATION

   PROXY SOLICITATION. The costs of the Special Meeting, including the costs of solicitation of proxies and voting instructions, will be allocated in its entirety to Equitable and its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, personal interview by officers or agents of the Trust or the Internet. Shareholder Communications Corporation has been retained to assist with solicitation activities (including assembly and mailing of materials to Contractowners) in order to obtain the necessary representation at the Special Meeting. Solicitations made by Shareholder Communications Corporation will be made at a cost that is not expected to exceed $100,000. Contractowners can provide voting instructions: (1) by Internet at our website at www.proxyweb.com; (2) by telephone, toll-free, at 1-888-450-5672; or (3) by mail, with the enclosed ballot.

   CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES. Equitable may be deemed to be a control person of the Trust by virtue of its direct or indirect ownership of approximately 99% of the Trust's shares as of the Record Date. As of that date, no Contractowners owned Contracts entitling such persons to give voting instructions with respect to more than 5% of the outstanding shares of the Lazard Portfolio.

   SHAREHOLDER PROPOSALS. The Trust is not required to hold regular Shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of Shareholders unless so required by applicable law, regulation, regulatory policy, or if otherwise deemed advisable by the Trust's management. Therefore it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of Shareholders.

                                   PROPOSAL 1

                              APPROVAL OF AMENDMENT
                                       TO
                                ALLIANCE ADVISORY
                                    AGREEMENT

BACKGROUND INFORMATION

   Section 15(a) of the Investment Company Act of 1940, as amended ("1940 Act") requires that all agreements under which persons serve as investment managers or investment advisers to investment companies be approved by shareholders. The SEC has granted a conditional exemption from this requirement to the Trust and the Manager ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board, to: (i) select Advisers for each of the Trust's Portfolios; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), such as Alliance Capital, unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's Shareholders. Because the Manager proposes to amend the Alliance Advisory Agreement to appoint Alliance Capital as the Adviser to the Lazard Portfolio, the Trustees are requesting shareholder approval of the amendment to the Alliance Advisory Agreement.

CURRENT ADVISORY AGREEMENT

   Lazard Freres, a New York limited liability company, acting through its Lazard Asset Management division ("Lazard"), has served as the Adviser to the Lazard Portfolio since the Portfolio's inception (January 1, 1998), pursuant to an Investment Advisory Agreement, dated as of December 9, 1997, between Lazard Freres and the Manager ("Lazard Advisory Agreement") with respect to the Lazard Portfolio. The Board most recently approved the Lazard Advisory Agreement with respect to the Lazard Portfolio on July 11, 2000.

   The Lazard Advisory Agreement obligates Lazard to: (i) make investment decisions on behalf of the Lazard Portfolio; (ii) place all orders for the purchase and sale of investments for the Lazard Portfolio with brokers or dealers selected by the Manager or Lazard; and (iii) perform certain limited related administrative functions in connection therewith.

   The Manager pays Lazard Freres an investment advisory fee with respect to the Lazard Portfolio in an amount equal to the aggregate annual rate of 0.425% of the first $50 million in average daily net assets, 0.400% of the next $200 million in average daily net assets, 0.375% of the next $150 million in average daily net assets, and 0.35% of the average daily net assets in excess of $400 million. For the fiscal year ending December 31, 2000, Lazard Freres received advisory fees of $628,527 from the Manager for its services under the Lazard Advisory Agreement with respect to the Lazard Portfolio.

   The Lazard Advisory Agreement provides that it may be terminated at any time with respect to the Lazard Portfolio, without the payment of any penalty, by the Board, including a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement ("Independent Trustees"), by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days' written notice to the Manager and the Adviser, or by the Manager or Adviser on sixty
(60) days' written notice to the Trust and the other party. The Lazard Advisory Agreement will terminate automatically in the event of its assignment.

   At a Special Meeting of the Board held on January 19, 2001, the Board, including the Independent Trustees, unanimously voted to: (i) terminate the Lazard Advisory Agreement with respect to the Lazard Portfolio; and (ii) amend the Alliance Advisory Agreement to appoint Alliance Capital to replace Lazard as the Lazard Portfolio's Adviser. In voting to terminate Lazard as the Adviser to the Lazard Portfolio, the Board considered the performance of the Lazard Portfolio relative to the performance of its benchmarks, the effect of the portfolio manager's industry allocation and stock selection decisions upon the Lazard Portfolio's performance, the size of the Lazard Portfolio, as well as the amount of purchases and redemptions of shares of the Lazard Portfolio.

   The factors that the Trustees considered most significant were that: (i) the Lazard Portfolio has performed significantly worse than its benchmarks over the long term; and (ii) the Lazard Portfolio has not grown as rapidly as had been anticipated.

              PROPOSED AMENDMENT TO ALLIANCE ADVISORY AGREEMENT

   For the reasons stated above, the Manager and the Board have explored options for securing a successor to Lazard Freres to serve as the Adviser to the Lazard Portfolio. The Manager considered several alternative Advisers before recommending that the Board approve Alliance Capital to replace to Lazard Freres as the Lazard Portfolio's Adviser. After careful deliberation, and subject to approval by shareholders of the Lazard Portfolio, the Manager and Alliance Capital have agreed to amend the Alliance Advisory Agreement to appoint Alliance Capital to be the Adviser to the Lazard Portfolio. Alliance Capital's Bernstein unit would provide the day-to-day investment advice to the Lazard Portfolio, which would be renamed the Bernstein Portfolio. The Alliance Advisory Agreement, a copy of which is attached as Exhibit A, is substantially similar to the Lazard Advisory Agreement, and is described below. If the shareholders of the Lazard Portfolio approve the amendment to the Alliance

Advisory Agreement, the Board intends that the amendment to the Alliance Advisory Agreement take effect on March 1, 2001. In this regard, Lazard Freres has indicated its willingness to waive, under these circumstances, its right to the 60-day notice of termination described above.

   The Alliance Advisory Agreement, as amended, obligates Alliance Capital to: (i) make investment decisions on behalf of the Bernstein Portfolio; (ii) place all orders for the purchase and sale of investments for the Bernstein Portfolio with brokers or dealers selected by the Manager or Alliance Capital; and (iii) perform certain limited related administrative functions in connection therewith.

   The Alliance Advisory Agreement, as amended, provides that Alliance Capital will manage the investment and reinvestment of the assets of the Bernstein Portfolio and determine the composition of the assets of the Bernstein Portfolio, subject to the supervision and control of the Manager and the Trustees of the Trust. As part of the services it must provide under the Alliance Advisory Agreement, Alliance Capital must, among other things: obtain and evaluate pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Bernstein Portfolio or are under consideration for inclusion in the Bernstein Portfolio; formulate and implement a continuous investment program for the Bernstein Portfolio; take whatever steps are necessary to implement the investment program for the Bernstein Portfolio by the purchase and sale of securities and other investments, including the placing of orders for such purchases and sales; keep the Trustees of the Trust and the Manager fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in the Bernstein Portfolio, the Adviser and its personnel and operations, make regular and special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Manager or the Trustees of the Trust and attend meetings with the Manager and/or the Trustees, as reasonably requested, to discuss the foregoing. Alliance Capital also must cooperate with and provide reasonable assistance to the Manager, the Trust administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Manager, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Manager, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information.

   Under the amendment to the Alliance Advisory Agreement, Alliance Capital will receive from Equitable a fee for its services with respect to the Bernstein Portfolio equal to the aggregate annual rate of 0.35% of the first $500 million in average daily net assets of the Bernstein Portfolio and 0.30% of the average daily net assets of the Bernstein Portfolio in excess of $500 million.

   The Alliance Advisory Agreement provides that Alliance Capital shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred by the Manager or the Trust as a result of any error of judgment or mistake of law with respect to the Bernstein Portfolio except for those resulting from willful misconduct, bad faith, gross negligence in the performance of Alliance Capital's duties under the Agreement, or any untrue statement of a material fact contained in the Trust's prospectus and statement of additional information, or the omission to state therein a material fact known to Alliance Capital which was required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Trust by Alliance Capital.

   The Alliance Advisory Agreement will become effective with respect to the Bernstein Portfolio on the date of the execution of the amendment and will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

   The Alliance Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' written notice to the Manager and Alliance Capital, or by the Manager or Alliance Capital on 60 days written notice to the Trust and the other party. The Alliance Advisory Agreement will terminate automatically in the event of its assignment.

INFORMATION ABOUT ALLIANCE CAPITAL

   Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2000, Alliance Capital Management Capital Holding, L.P. owned approximately 30% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange in the form of units ("Alliance Holding Units"). As of December 31, 2000, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2% of the outstanding Alliance Holding Units and 53% of the outstanding Alliance Units. AXA Financial is a Delaware corporation and a wholly-owned subsidiary of AXA.

   Alliance Capital is a leading global investment management firm supervising client accounts with assets as of December 31, 2000, totaling approximately

$454 billion. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

   Sanford C. Bernstein & Co., LLC ("Bernstein"), a registered broker-dealer and investment adviser, is a Delaware limited liability company located at 767 Fifth Avenue, New York, New York 10153, and an indirect wholly-owned subsidiary of Alliance Capital. In addition, Bernstein manages value oriented investment portfolios through and with the assistance of the Bernstein Investment Research and Management Unit of Alliance Capital.

   Set forth below is a description of the business, profession, vocation or employment of a substantial nature that Alliance Capital, and each of its directors, executive officers and partners is or has been engaged in within the last two fiscal years for his own account or in the capacity of director, officer, employee, partner or trustee. Unless otherwise noted, the business address of each individual director and executive officer, as it relates to his or her duties at ACMC, the general partner of Alliance Capital, is 1345 Avenue of the Americas, New York, New York 10105.

               NAME                  POSITION WITH ALLIANCE CAPITAL        CURRENT OTHER EMPLOYMENT
---------------------------------  ---------------------------------- --------------------------------
Alliance Capital Management        Limited Partner of Alliance
Holding, L.P. ("Alliance           Capital
Holding")
1345 Avenue of the Americas
New York, New York
---------------------------------  ---------------------------------- --------------------------------
Alliance Capital Management        General Partner of Alliance
Corporation ("ACMC")               Capital
1345 Avenue of the Americas
New York, New York
---------------------------------  ---------------------------------- --------------------------------
The Equitable Life Assurance       Parent of ACMC
Society of the United States
("ELAS")
1290 Avenue of the Americas
New York, New York
---------------------------------  ---------------------------------- --------------------------------
AXA Financial, Inc. ("AXA          Parent of ELAS
Financial")
1290 Avenue of the Americas
New York, New York
---------------------------------  ---------------------------------- --------------------------------
Dave Harrell Williams (1)          Chairman of the Board of Directors Director, AXA Financial
                                   of General Partner of Alliance     Director, ELAS
                                   Capital
---------------------------------  ---------------------------------- --------------------------------

                                       12

               NAME                  POSITION WITH ALLIANCE CAPITAL        CURRENT OTHER EMPLOYMENT
---------------------------------  ---------------------------------- --------------------------------
Bruce William Calvert (1)          Vice Chairman, Chief Executive     None
                                   Officer & Director of General
                                   Partner of Alliance Capital
---------------------------------  ---------------------------------- --------------------------------
Alfred Harrison (1)                Vice Chairman & Director of        None
                                   General Partner of Alliance
                                   Capital
---------------------------------  ---------------------------------- --------------------------------
John Donato Carifa (1)             President, Chief Operating Officer Director, Sanford C. Bernstein &
                                   & Director of General Partner of   Co., LLC ("Bernstein")
                                   Alliance Capital
---------------------------------  ---------------------------------- --------------------------------
Lewis Sanders (2)                  Vice Chairman, Chief Investment    Chairman & Director, Bernstein
767 Fifth Avenue                   Officer & Director of General
New York, New York                 Partner of Alliance Capital
---------------------------------  ---------------------------------- --------------------------------
Roger Hertog (3)                   Vice Chairman & Director of        None
                                   General Partner of Alliance
                                   Capital
---------------------------------  ---------------------------------- --------------------------------
Gerald M. Lieberman (4)            Executive Vice President-Finance   Chief Financial Officer &
                                   and Operations, General Partner of Director, Bernstein
                                   Alliance Capital
---------------------------------  ---------------------------------- --------------------------------
Benjamin Duke Holloway             Director of General Partner of     Financial Consultant
                                   Alliance Capital
---------------------------------  ---------------------------------- --------------------------------
Robert Bruce Zoellick              Director of General Partner of     Resident Fellow and Member of
                                   Alliance Capital                   the Board of Directors, The
                                                                      German Marshall Fund of the U.S.
                                                                      Senior International Advisor
                                                                      Goldman Sachs & Company
---------------------------------  ---------------------------------- --------------------------------
Donald Hood Brydon (1)             Director of General Partner of     Chairman and Chief Executive
                                   Alliance Capital                   Officer, AXA Investment
                                                                      Managers, S.A., 20 Lincoln's Inn
                                                                      Fields, London, England
---------------------------------  ---------------------------------- --------------------------------
Henri de la Croix de Castries (1)  Director of General Partner of     Vice Chairman, Management Board,
                                   Alliance Capital                   AXA
                                                                      23 Avenue Matignon
                                                                      Paris, France
---------------------------------  ---------------------------------- --------------------------------
Kevin Claude Dolan (1)             Director of General Partner of     Senior Executive Vice President,
                                   Alliance Capital                   AXA Investment Managers, S.A.
                                                                      20 Lincoln's Inn Fields
                                                                      London, England
---------------------------------  ---------------------------------- --------------------------------
Denis Duverne (1)                  Director of General Partner of     Group Executive Vice President,
                                   Alliance Capital                   Finance, Control and Strategy,
                                                                      AXA
                                                                      23 Avenue Matignon
                                                                      Paris, France
                                                                      Director, ELAS
---------------------------------  ---------------------------------- --------------------------------

                                       13

               NAME                  POSITION WITH ALLIANCE CAPITAL        CURRENT OTHER EMPLOYMENT
---------------------------------  ---------------------------------- --------------------------------
Herve Hatt (1)                     Director of General Partner of     Senior Vice PresidentAsset
                                   Alliance Capital                   Management Activities and Group
                                                                      Strategic Planning, AXA
                                                                      23 Avenue Matignon Paris, France
---------------------------------  ---------------------------------- --------------------------------
Michael Hegarty (1), (5)           Director of General Partner of     Senior Vice Chairman and Chief
                                   Alliance Capital                   Operating Officer, AXA Financial
                                                                      Director, President & Chief
                                                                      Operating Officer, ELAS
---------------------------------  ---------------------------------- --------------------------------
Edward Daniel Miller (1)           Director of General Partner of     Director, President & Chief
                                   Alliance Capital                   Executive Officer, AXA Financial
                                                                      Chairman & Chief Executive
                                                                      Officer, ELAS
---------------------------------  ---------------------------------- --------------------------------
Peter Dana Noris (1), (5)          Director of General Partner of     Executive Vice President, Chief
                                   Alliance Capital                   Investment Officer, AXA
                                                                      Financial
                                                                      Executive Vice President &
                                                                      Chief Investment Officer,
                                                                      ELAS
---------------------------------  ---------------------------------- --------------------------------
Stanley Bernard Tulin (1)          Director of General Partner of     Vice Chairman & Chief Financial
                                   Alliance Capital                   Officer, AXA Financial
                                                                      Vice Chairman & Chief
                                                                      Financial Officer, ELAS
---------------------------------  ---------------------------------- --------------------------------
Reba White Williams (1)            Director & Director, Special       Art Historian, ACMC, Inc.
                                   Projects, of General Partner of
                                   Alliance Capital
---------------------------------  ---------------------------------- --------------------------------
Frank Savage (1)                   Director of General Partner of     Chairman, Alliance Capital
                                   Alliance Capital                   Management International
---------------------------------  ---------------------------------- --------------------------------
W. Edwin Jarmain                   Director of General Partner of     President, Jarmain Group, Inc.
                                   Alliance Capital                   121 King Street,
                                                                      W. Toronto Ontario
---------------------------------  ---------------------------------- --------------------------------
J. Tobin Peter                     Director of General Partner of     Dean, St. John's University
                                   Alliance Capital                   Business School
                                                                      800 Utopia Parkway,
                                                                      Jamaica, New York
---------------------------------  ---------------------------------- --------------------------------
Robert Henry Joseph, Jr. (1)       Sr. Vice President & Chief         None
                                   Financial Officer of General
                                   Partner of Alliance Capital
---------------------------------  ---------------------------------- --------------------------------
David Remson Brewer, Jr. (1)       Sr. Vice President, General        None
                                   Counsel & Secretary of General
                                   Partner of Alliance Capital
---------------------------------  ---------------------------------- --------------------------------

(1) Previously held position with General Partner of Alliance Capital Management Holding, L.P., the predecessor of Alliance Capital.

(2) Previously Chairman of the Board, Chief Executive Officer and Director, Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, New York
(3) Previously President, Chief Operating Officer and Director, Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, New York
(4) Previously Senior Vice President, Finance and Administration, Chief Financial Officer and Director of Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, New York
(5)    Member of the Board of Trustees of the Trust

   It is anticipated that, if the amendment to the Alliance Advisory Agreement is approved, Bernstein's Investment Policy Group will make all of the investment decisions for the Portfolio. The day-to-day investment management decisions for the Portfolio will be made by Marilyn Goldstein Fedak and Steven Pisarkiewicz. Marilyn Goldstein Fedak has been Executive Vice President and Chief Investment Officer -- U.S. Value Equities of Alliance Capital since October 2000 and, prior to that, served as Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group as Sanford C. Bernstein & Co., Inc. since 1993. Ms. Fedak has managed portfolio investments since 1976. Steven Pisarkiewicz has served as Chief Investment Officer of Bernstein's Structured Equities Investment Policy Group since 1989 and has been a Senior Portfolio Manager since 1997.

             DIFFERENCES BETWEEN THE ALLIANCE ADVISORY AGREEMENT
                      AND THE LAZARD ADVISORY AGREEMENT

   Under the Lazard Advisory Agreement, the Manager pays Lazard Freres an investment advisory fee with respect to the Lazard Portfolio in an amount equal to the aggregate annual rate of 0.425% of the first $50 million in average daily net assets, 0.400% of the next $200 million in average daily net assets, 0.375% of the next $150 million in average daily net assets, and 0.35% of the average daily net assets in excess of $400 million. As previously noted, for the fiscal year ending December 31, 2000, Lazard Freres received advisory fees of $628,527 from the Manager for its services under the Lazard Advisory Agreement. Under the proposed amendment to the Alliance Advisory Agreement, the manager would pay Alliance Capital an investment advisory fee with respect to the Bernstein Portfolio in an amount equal to the aggregate annual rate of 0.35% of the first $500 million in average daily net assets of the Bernstein Portfolio and 0.30% of the average daily net assets of the Bernstein Portfolio in excess of $500 million. For the fiscal year ending December 31, 2000, Alliance would have received advisory fees of $616,171 from the Manager for its services under the amendment to the Alliance Advisory Agreement, which is $12,356 less than the amount paid to Lazard Freres. No other substantial difference exists between the terms of the Lazard Advisory Agreement and the terms of the Alliance Advisory Agreement.

CONSIDERATION OF BOARD OF TRUSTEES

   At a meeting on January 19, 2001, the Trustees reviewed and considered various materials furnished by Equitable and Alliance Capital. The materials described, among other matters, the organization and structure of Bernstein, the performance of composites of accounts managed similarly to the manner in which Bernstein proposes to manage the Lazard Portfolio, Bernstein's research methodology, Bernstein's security selection process, Bernstein's senior personnel, portfolio managers, analysts, and others, as well as Bernstein's methods of operation, investment philosophies and financial condition. Representatives of Bernstein discussed with the Trustees the written materials and responded to questions from the Trustees.

   The Trustees also discussed Bernstein's objectives, strategies and goals. Bernstein advised the Trustees that it anticipates that it would manage the Lazard Portfolio pursuant to its "Diversified Value Equity" strategy and would seek to minimize deviation between the Portfolio's performance and the performance of its benchmark. Bernstein's approach is value oriented, with value defined as the relationship between a security's current price and its normal long-term earnings power. Bernstein's goal is to purchase securities that are attractively priced relative to their future earnings power as determined by its investment research. Forecasting corporate earnings and dividend-paying capability is the heart of Bernstein's equity-management business. Industry and company forecasts are made within the framework of long-term economic settings. Bernstein typically measures companies' financial performance over a full economic cycle, including a trough and a peak, and forecasts financial performance within the context of these projections for real economic growth, inflation and interest-rate change. As a result, forecasts of near-term economic events are generally not of major consequence in establishing individual companies' long-term earnings power and dividend-paying capability. Bernstein's Investment Policy Group takes a bottom-up approach to security selection and ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking the most undervalued. The Investment Policy Group, which consists of the unit's chief investment officer, director of research and senior portfolio managers, makes all of the investment decisions for the accounts managed pursuant to its Diversified Value Equity strategy.

   The Trustees also discussed Bernstein's investment decision making process. Bernstein advised the Trustees that its decision making process for "value" portfolios is systematic, disciplined and based on rigorous estimates of investment value. In this regard, Bernstein employs a large staff of analysts to forecast issuers' corporate earnings and dividend-paying capabilities.

   The Bernstein unit uses a variety of tools to evaluate securities and portfolios in an attempt to maximize return given the risk levels appropriate to clients. Bernstein uses an internal rate of return methodology -i.e., dividend discounting -which relates average earnings power and dividend-paying capability over a full business cycle, as well as future growth in average earnings power and dividend-paying capability to a security's current price, to compute the "expected return" for each security in its universe of primarily U.S.-traded large capitalization companies. Once the expected return for each security is calculated, Bernstein then adjusts these returns for timing risk and concentration risk and then ranks securities by their risk-adjusted expected return, as discussed above. Bernstein's Investment Policy Group will then select approximately 150 securities for its model portfolio.

   The Trustees were advised that Bernstein is recognized as one of the most experienced advisers of accounts managed in a "large capitalization value" style. The Trustees also were advised that accounts managed by Bernstein in a "large capitalization value" style Bernstein have consistently been judged to be among the best performing "large capitalization value" accounts.

BOARD APPROVAL OF AMENDMENT TO ALLIANCE ADVISORY AGREEMENT

   At the January 19, 2001 meeting of the Board, the amendment to the Alliance Advisory Agreement was unanimously approved by the Board, including all of the Trustees who are not parties to the Alliance Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (other than as Trustees of the Trust).

   The factors that the Trustees considered most significant were (i) the nature, quality and extent of the services expected to be rendered by Alliance Capital, through its Bernstein unit, including the credentials and investment experience of its officers and employees; (ii) Bernstein's investment approach and security selection methodology; (iii) the structure of Alliance Capital (including the Bernstein unit) and its ability to provide services to the Bernstein Portfolio, based on both its financial condition as well as its performance record, and the fact that Alliance Capital serves as Adviser to 16 of the Trust's other Portfolios; (iv) a comparison of Alliance Capital's advisory fee with those of other potential Advisers, including a comparison of Alliance Capital's advisory fee with the advisory fee rates of other large capitalization value funds; and (v) indirect costs and benefits of Alliance Capital serving as Adviser to the Bernstein Portfolio, including commissions that may be paid to Sanford C. Bernstein & Co., LLC, an indirect wholly-owned subsidiary of Alliance Capital. The Trustees determined that the amendment to the Alliance Advisory Agreement is in the best interests of the Lazard Portfolio and its shareholders.

   The amendment to the Alliance Advisory Agreement, as approved by the Board, is submitted for approval by the Shareholders of the Lazard Portfolio.

REQUIRED VOTE

   Approval of this Proposal 1 will require the affirmative vote of a "majority of the outstanding voting securities" of the Lazard Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio, or (ii) 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the Portfolio's outstanding shares are present at the Special Meeting in person or by proxy. Abstentions will have the effect of a vote against this Proposal 1. If Lazard Portfolio Shareholders do not approve the amendment to the Alliance Advisory Agreement, the Lazard Advisory Agreement will remain in effect with respect to the Lazard Portfolio. In such event, the Board will take such further action as it deems to be in the best interests of the Shareholders of the Lazard Portfolio.

   THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ALLIANCE ADVISORY AGREEMENT AS PROVIDED UNDER PROPOSAL 1. IF EXECUTED BUT UNMARKED VOTING INSTRUCTIONS ARE RECEIVED, SHAREHOLDERS WILL VOTE THOSE UNMARKED VOTING INSTRUCTIONS IN FAVOR OF PROPOSAL 1.

                                  APPENDIX A

                        INVESTMENT ADVISORY AGREEMENT
                      (INCLUDING AMENDMENTS NO. 1 AND 2
                        AND PROPOSED AMENDMENT NO. 3)

AGREEMENT, dated as of May 1, 1999, by and between EQ Financial Consultants, Inc., a Delaware corporation (the "Manager"), and Alliance Capital Management L.P., a Delaware limited partnership (the "Adviser").

   WHEREAS, EQ Advisors Trust (the "Trust") is registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

   WHEREAS, the Trust's shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with such policies and contracts, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies;

   WHEREAS, the Trust is and will continue to be a series fund having two or more investment portfolios, each with its own investment objectives, policies and restrictions;

   WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and is the investment manager to the Trust;

   WHEREAS, the Adviser is registered as an investment adviser under the Advisers Act;

   WHEREAS, the Investment Company Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

   WHEREAS, the Board of Directors of the Trust and the Manager desire that the Manager retain the Adviser to render investment advisory services to the portfolios to be known as EQ/Alliance Premier Growth Portfolio (the "Portfolio") in the manner and on the terms hereinafter set forth, which Portfolio is more particularly described in Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A for the Trust filed with the Securities and Exchange Commission (the "SEC") on February 16, 1999;

   NOW, THEREFORE, the Manager and the Adviser agree as follows:

1. APPOINTMENT OF ADVISER

   The Manager hereby appoints the Adviser to act as investment adviser for the Portfolio, subject to the supervision and control of the Manager and the

Trustees of the Trust, and in accordance with the terms and conditions of this Agreement. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager except as expressly authorized in this Agreement or another writing by the Trust, the Manager and the Adviser.

2. SERVICES TO BE RENDERED BY THE ADVISER TO THE TRUST

   A. As investment adviser to the Portfolio, the Adviser will manage the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Manager and the Trustees of the Trust.

   B. As part of the services it will provide hereunder, the Adviser will:

      (i) obtain and evaluate pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

      (ii) formulate and implement a continuous investment program for the Portfolio;

      (iii) take whatever steps are necessary to implement the investment program for the Portfolio by the purchase and sale of securities and other investments, including the placing of orders for such purchases and sales;

      (iv) keep the Trustees of the Trust and the Manager fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Adviser and its personnel and operations, make regular and special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Manager or the Trustees of the Trust and attend meetings with the Manager and/or the Trustees, as reasonably requested, to discuss the foregoing;

      (v) provide determinations of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Portfolio's net asset value in accordance with procedures and methods established by the Trustees of the Trust;

      (vi) provide any and all information, records and supporting documentation about accounts the Adviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Adviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning the Adviser's prior performance in the Trust Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

      (vii) cooperate with and provide reasonable assistance to the Manager, the Trust administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Manager, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Manager, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information.

   C. In furnishing services hereunder, the Adviser shall be subject to, and shall perform in accordance with, the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (the "Trust Declaration"), the By-Laws of the Trust , as the same may be hereafter modified and/or amended from time to time (the "By-Laws"), the currently effective Prospectus and Statement of Additional Information of the Trust filed with the SEC, as the same may be hereafter modified, amended and/or supplemented (the "Prospectus and SAI"), the Investment Company Act, with the requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended, all other applicable state and federal securities and other laws, all regulations with respect to the foregoing, the policies and procedures adopted from time to time by the Board of Trustees of the Trust and the written instructions of the Manager.

   D. The Adviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding that necessary for the determination of net asset value and shareholder accounting services).

   E. The Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Adviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board of Trustees and described in the Trust's Prospectus and SAI. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Adviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

   F. Subject to the appropriate policies and procedures approved by the Board of Trustees, the Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Adviser, and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said
Section 28(e) and the Trust's Board of Trustees, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the most favorable price and best execution available, the Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

   G. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Adviser, the Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

   H. The Adviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to
Section 13 of the Securities Exchange Act of 1934, as amended, with respect to the discretionary management of the assets of the Portfolio.

3. COMPENSATION OF ADVISER

   The Manager will pay the Adviser an advisory fee with respect to the Portfolio at the annual rate specified in Appendix A to this Agreement. The advisory fee due and payable hereunder on account of any day shall be calculated by multiplying the net asset value of the Portfolio at the close of the immediately preceding business day (as defined in the Prospectus and SAI) by the annual rate specified in Appendix A and dividing the result by the number of days in the year. The advisory fee due and payable hereunder on account of the days in any calendar month shall be due and payable within ten
(10) business days following the end of such calendar month.

4. LIABILITY OF ADVISER

   Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933) harmless from and against, any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by any of such persons arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any if its duties or obligations hereunder or (b) any untrue statement of a material fact contained in the Prospectus and SAI, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Trust by the Adviser.

5. NON-EXCLUSIVITY

   The services of the Adviser to the Portfolio and the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6. SUPPLEMENTAL ARRANGEMENTS

   The Adviser may from time to time employ or associate with itself any person it believes to be particularly fitted to assist it in providing the services to be performed by the Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio which would constitute an assignment or require a written advisory agreement pursuant the Investment Company Act. Any compensation payable to such persons such be the sole responsibility of the Advisor, and neither the Manager nor the Trust shall have any obligations with respect thereto.

7. REGULATION

   The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8. RECORDS

   The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein. The Manager and the Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

9. DURATION OF AGREEMENT

   This Agreement shall become effective with respect to the Portfolio on the later of the date of its execution or the date of the commencement of the Portfolio. This Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) ("Independent Trustees") of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

10. TERMINATION OF AGREEMENT

   This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) day's written notice to the Manager and the Adviser, or by the Manager or Adviser on sixty (60) day's written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Investment Management Agreement between the Manager and the Trust is assigned or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

11. PROVISION OF CERTAIN INFORMATION BY ADVISER

   The Adviser will promptly notify the Manager in writing of the occurrence of any of the following events:

   A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

   B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust; and/or

   C. the chief executive officer or controlling stockholder of the Adviser or the portfolio manager of the Portfolio changes or there is otherwise an actual change in control or management of the Adviser.

12. USE OF ADVISER'S NAME

   The Manager will not use the Adviser's name (or that of any affiliate) in Trust literature without prior review and approval by the Adviser, which may not be unreasonably withheld or delayed.

13. YEAR 2000 PREPAREDNESS

   The Adviser warrants and represents that the Adviser has adopted a written plan for Year 2000 compliance for the correct operation of the Adviser's computer systems because of the approaching millennium (the "Plan"), that the Plan provides for the identification, testing and, where appropriate, upgrading of the Adviser's computer systems, in accordance with reasonable industry standards, so that both the Adviser's computer systems and their interfaces with third party computer systems will function accurately and without interruption before, during and after December 31, 1999 and that the Adviser is actively in the process of implementing the Plan and presently has no reason to believe that the Adviser's computer systems and their interfaces with third party computer systems will not be able to function accurately and without interruption before, during and after such date. The Adviser will continue to implement the Plan and take such other steps as may be necessary and appropriate to be Year 2000 compliant in a timely and efficient manner and will notify the Manager and the Trust of any Year 2000 compliance problems and the nature thereof on or before September 1, 1999 if the Adviser determines that it is not or is not likely to be Year 2000 compliant in a timely and efficient manner. The failure of the Adviser to be Year 2000 compliant shall not be deemed to be a force majeure event or provide a defense to performance hereunder.

14. AMENDMENTS TO THE AGREEMENT

   Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the portfolios of the Trust.

15. ASSIGNMENT

   No assignment (as that term is defined in the Investment Company Act) shall be made by the Adviser without the prior written consent of the Trust and the Manager. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Adviser except as may be provided to the contrary in the Investment Company Act. The Adviser agrees that it will notify the Trust and the Manager of from any changes in the directors, officers or employees of the Adviser within a reasonable time thereafter.

16. ENTIRE AGREEMENT

   This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolio.

17. HEADINGS

   The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18. NOTICES

   All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of each applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. The specific person to whom notice shall be provided for each party will be specified in writing to the other party. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

19. SEVERABILITY

   Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

20. GOVERNING LAW

   The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

21. INTERPRETATION

   Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

                                  EQ FINANCIAL CONSULTANTS, INC.

                                  By: /s/ Peter D. Noris
                                      ------------------------
                                      Peter D. Noris
                                      Executive Vice President

                                  ALLIANCE CAPITAL MANAGEMENT L.P.

                                  By: ALLIANCE CAPITAL
                                      MANAGEMENT CORPORATION,
                                      its General Partner

                                  By: /s/ Mark. R. Manley
                                      ------------------------
                                      Mark R. Manley
                                      Assistant Secretary

                                 AMENDMENT NO. 1
                                       TO
                          INVESTMENT ADVISORY AGREEMENT

   AMENDMENT NO. 1 to Investment Advisory Agreement ("Amendment No. 1"), dated as of October 18, 1999 between The Equitable Life Assurance Society of the United States, a New York corporation ("Equitable") and Alliance Capital Management L.P., a Delaware limited partnership (the "Adviser").

   Equitable and the Adviser agree to modify and amend the Investment Advisory Agreement (the "Agreement") dated as of May 1, 1999 between them as follows:

1. New Portfolio. Equitable hereby appoints the Adviser as the investment adviser of the Alliance Money Market Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance Quality Bond Portfolio, Alliance High Yield Portfolio, Alliance Balanced Portfolio, Alliance Conservative Investors Portfolio, Alliance Growth Investors Portfolio, Alliance Common Stock Portfolio, Alliance Equity Index Portfolio, Alliance Growth and Income Portfolio, Alliance Aggressive Stock Portfolio and the Alliance Small Cap Growth Portfolio, Alliance Global Portfolio, Alliance International Portfolio, (collectively, the "New Portfolios") on the terms and conditions contained in the Agreement.

2. Duration of Agreement. Section 9 of the Agreement is replaced in its entirety as follows:

      (a) The Agreement became effective with respect to the EQ/Alliance Premier Growth Portfolio on May 1, 1999 and will become effective with respect to the New Portfolio on the date of this Amendment.

      (b) The Agreement will continue in effect with respect to the EQ/ Alliance Premier Growth Portfolio until May 1, 2001 and may be continued thereafter pursuant to subsection (d) below.

      (c) The Agreement will continue in effect with respect to the New Portfolio until October 18, 2001 and may be continued thereafter pursuant to subsection (d) below.

      (d) With respect to each Portfolio, this Agreement shall continue in effect annually after the date specified in subsection (b) or (c), as the case may be, only so long as such continuance is specifically approved at least annually either by the Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the EQ Advisors Trust who are not "interested persons" (as defined in the Investment Company Act of 1940) (the "Independent Trustees") of any party to the Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the

    Agreement or of any continuance of the Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company
    Act) of shares of such Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of
    (a) any other portfolio affected by the Agreement or (b) all the portfolios of the Trust.

3. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust for which the Adviser is appointed as the investment adviser and the fees payable to the Adviser with respect to each Portfolio, is hereby replaced in its entirety by Appendix A attached hereto.

4. Ratification. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

   IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the date first above set forth.

                                  THE EQUITABLE LIFE ASSURANCE
                                  SOCIETY OF THE UNITED STATES

                                  By: /s/ Peter D. Noris
                                      -----------------------------
                                      Peter D. Noris
                                      Executive Vice President

                                  ALLIANCE CAPITAL MANAGEMENT L.P.

                                  By: ALLIANCE CAPITAL
                                      MANAGEMENT CORPORATION,
                                      its General Partner

                                  By: /s/ Mark. R. Manley
                                      -----------------------------
                                      Mark R. Manley
                                      Assistant Secretary

                                 AMENDMENT NO. 2
                                       TO
                          INVESTMENT ADVISORY AGREEMENT

   AMENDMENT NO. 2 to Investment Advisory Agreement ("Amendment No. 2"), dated as of May 1, 2000, between The Equitable Life Assurance Society of the United States, a New York corporation ("Equitable") and Alliance Capital Management L.P., a Delaware limited partnership ("Adviser").

   Equitable and the Adviser agree to modify and amend the Investment Advisory Agreement dated as of May 1, 1999 ("Agreement"), as amended by Amendment No. 1 dated October 18, 1999 ("Amendment No. 1") as follows:

1. New Portfolio. Equitable hereby affirms its appointment of the Adviser as the investment adviser for the EQ/Alliance Technology Portfolio ("New Portfolio") on the terms and conditions set forth in the Agreement and Amendment No. 1.

2. Portfolios. Equitable hereby affirms its appointment of the Adviser as the investment adviser for the EQ/Alliance Premier Growth Portfolio and each of the Portfolios added to the Agreement by Amendment No. 1 on the terms and conditions set forth in the Agreement and Amendment No. 1. With respect to the EQ/Aggressive Stock Portfolio and the EQ/Balanced Portfolio, Equitable may from time to time allocate and reallocate the assets of each of those Portfolios to one or more investment advisers in addition to the Adviser.

3. Duration. Section 9 of the Agreement is replaced in its entirety as follows:

      (a) The Agreement became effective with respect to the EQ/Alliance Premier Growth Portfolio on May 1, 1999, and became effective on October 18, 1999 for each of the Portfolios added to the Agreement by Amendment No. 1, including the Alliance Aggressive Stock Portfolio (which is being renamed the "EQ/Aggressive Stock Portfolio") and the Alliance Balanced Portfolio (which is being renamed the "EQ/Balanced Portfolio').

      (b) The Agreement will continue in effect with respect to the EQ/ Alliance Premier Growth Portfolio until April 30, 2001 and may be continued thereafter pursuant to (e) below.

      (c) The Agreement will continue in effect with respect to each of the Portfolios specified in Amendment No. 1, including the EQ/Aggressive Stock Portfolio, and EQ/Balanced Portfolio until October 17, 2001 and may be continued thereafter pursuant to (e) below.

      (d) The Agreement will continue in effect with respect to the EQ/ Alliance Technology Portfolio until May 1, 2002 and may be continued thereafter pursuant to (e) below.

      (e) With respect to each Portfolio this Agreement shall continue in effect annually after the date specified in subsection (b), (c) and (d), as the case may be, only so long as such continuance is specifically approved at least annually either by the Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the EQ Advisors Trust who are not "interested persons" (as defined in the Investment Company Act of 1940) (the "Independent Trustees") of any party to the Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act of 1940) of shares of such Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by this Agreement or (b) all the portfolios of the Trust.

4. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust for which the Adviser is appointed as the investment adviser (or one of the investment advisers) and the fees payable to the Adviser with respect to each Portfolio (or portion thereof) for which the Adviser provides services under the Agreement, as designated from time to time by Equitable, is hereby replaced in its entirety by Appendix A attached hereto.

   Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

   IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 2 as of the date first above set forth.

                                       THE EQUITABLE LIFE ASSURANCE
                                       SOCIETY OF THE UNITED STATES

                                       By: /s/ Peter D. Noris
                                           --------------------------
                                           Peter D. Noris
                                           Executive Vice President

                                       ALLIANCE CAPITAL MANAGEMENT L.P.

                                       By: ALLIANCE CAPITAL
                                           MANAGEMENT CORPORATION,
                                           its General Partner

                                       By: /s/ Mark. R. Manley
                                           --------------------------
                                           Mark R. Manley
                                           Assistant Secretary

                                 AMENDMENT NO. 3
                                       TO
                          INVESTMENT ADVISORY AGREEMENT

   AMENDMENT NO. 3 to Investment Advisory Agreement ("Amendment No. 3"), dated as of March 1, 2001, between The Equitable Life Assurance Society of the United States, a New York corporation ("Equitable") and Alliance Capital Management L.P., a Delaware limited partnership ("Adviser").

   Equitable and the Adviser agree to modify and amend the Investment Advisory Agreement dated as of May 1, 1999 ("Agreement"), as amended by Amendment No. 1 dated October 18, 1999 ("Amendment No. 1"), as amended by Amendment No. 2 dated May 1, 2000 as follows:

1. New Portfolio. Equitable hereby affirms its appointment of the Adviser as the investment adviser for the EQ/Bernstein Diversified Value Portfolio ("New Portfolio") on the terms and conditions set forth in the Agreement, Amendment No. 1 and Amendment No. 2.

2. Portfolios. Equitable hereby affirms its appointment of the Adviser as the investment adviser for the EQ/Alliance Premier Growth Portfolio, each of the Portfolios added to the Agreement by Amendment No. 1 and for the EQ/ Alliance Technology Portfolio that was added to the Agreement by Amendment No. 2 on the terms and conditions set forth in the Agreement, Amendment No. 1 and Amendment No. 2. With respect to the EQ/Aggressive Stock Portfolio and the EQ/Balanced Portfolio, Equitable may from time to time allocate and reallocate the assets of each of those Portfolios to one or more investment advisers in addition to the Adviser.

3. Duration. Section 9 of the Agreement is replaced in its entirety as follows:

      (a) The Agreement became effective with respect to the EQ/Alliance Premier Growth Portfolio on May 1, 1999, became effective on October 18, 1999 for each of the Portfolios added to the Agreement by Amendment No. 1, including the Alliance Aggressive Stock Portfolio (which was renamed the "EQ/Aggressive Stock Portfolio") and the Alliance Balanced Portfolio (which was renamed the "EQ/Balanced Portfolio') and became effective on May 1, 2000 for the EQ/Alliance Technology Portfolio.

      (b) The Agreement will continue in effect with respect to the EQ/ Alliance Premier Growth Portfolio until April 30, 2001 and may be continued thereafter pursuant to (f) below.

      (c) The Agreement will continue in effect with respect to each of the Portfolios specified in Amendment No. 1, including the EQ/Aggressive Stock Portfolio, and EQ/Balanced Portfolio until October 17, 2001 and may be continued thereafter pursuant to (f) below.

      (d) The Agreement will continue in effect with respect to the EQ/ Alliance Technology Portfolio until May 1, 2002 and may be continued thereafter pursuant to (f) below.

      (e) The Agreement will continue in effect with respect to the EQ/ Bernstein Diversified Value Portfolio until March 1, 2003 and may be continued thereafter pursuant to (f) below.

      (f) With respect to each Portfolio this Agreement shall continue in effect annually after the date specified in subsection (b), (c) (d) and (e) as the case may be, only so long as such continuance is specifically approved at least annually either by the Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the EQ Advisors Trust who are not "interested persons" (as defined in the Investment Company Act of 1940) (the "Independent Trustees") of any party to the Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act of 1940) of shares of such Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by this Agreement or (b) all the portfolios of the Trust.

4. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust for which the Adviser is appointed as the investment adviser (or one of the investment advisers) and the fees payable to the Adviser with respect to each Portfolio (or portion thereof) for which the Adviser provides services under the Agreement, as designated from time to time by Equitable, is hereby replaced in its entirety by Appendix A attached hereto.

   Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

   IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 3 as of the date first above set forth.

                                       THE EQUITABLE LIFE ASSURANCE
                                       SOCIETY OF THE UNITED STATES

                                       By:
                                           ---------------------------------
                                           Brian S. O'Neil
                                           Executive Vice President

                                       ALLIANCE CAPITAL MANAGEMENT L.P.

                                       By: ALLIANCE CAPITAL
                                           MANAGEMENT CORPORATION,
                                           its General Partner

                                       By:
                                           ---------------------------------
                                           Mark R. Manley
                                           Assistant Secretary

                                   APPENDIX A
                                       TO
                                 AMENDMENT NO. 3
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                                      WITH
                        ALLIANCE CAPITAL MANAGEMENT L.P.

                                   APPENDIX A
                               TO AMENDMENT NO. 3
                        TO INVESTMENT ADVISORY AGREEMENT

                                                             BREAKPOINTS
                       ---------------------------------------------------------------------------------------------------------
                                   $150 MILLION $300 MILLION  $350 MILLION $450 MILLION  $500 MILLION $750 MILLION   $1 BILLION
                       FIRST $150       TO           TO            TO           TO            TO           TO            TO
PORTFOLIO NAME           MILLION   $300 MILLION $350 MILLION  $450 MILLION $500 MILLION  $750 MILLION  $1 BILLION   $1.5 BILLION
--------------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON
 STOCK.................    0.325%      0.325%       0.325%       0.340%       0.340%       0.340%        0.305%       0.305%
ALLIANCE CONSERVATIVE
 INVESTORS.............    0.300%      0.300%       0.300%       0.300%       0.300%       0.300%        0.280%       0.280%
ALLIANCE EQUITY
 INDEX.................    0.050%      0.050%       0.050%       0.050%       0.050%       0.050%        0.050%       0.050%
ALLIANCE GLOBAL........    0.600%      0.500%       0.400%       0.400%       0.400%       0.350%        0.350%       0.350%
ALLIANCE GROWTH AND
 INCOME................    0.350%      0.350%       0.350%       0.350%       0.300%       0.300%        0.300%       0.300%
ALLIANCE GROWTH
 INVESTORS.............    0.380%      0.380%       0.380%       0.380%       0.380%       0.380%        0.380%       0.330%
ALLIANCE HIGH YIELD ...    0.380%      0.380%       0.380%       0.380%       0.380%       0.380%        0.355%       0.355%
ALLIANCE INTERMEDIATE
 GOVERNMENT............    0.280%      0.280%       0.280%       0.280%       0.280%       0.280%        0.255%       0.255%
ALLIANCE
 INTERNATIONAL.........    0.650%      0.550%       0.450%       0.450%       0.450%       0.400%        0.400%       0.400%
ALLIANCE MONEY MARKET .    0.130%      0.130%       0.130%       0.130%       0.130%       0.130%        0.105%       0.105%
ALLIANCE QUALITY BOND .    0.305%      0.305%       0.305%       0.305%       0.305%       0.305%        0.280%       0.280%
ALLIANCE SMALL CAP
 GROWTH................    0.500%      0.500%       0.500%       0.500%       0.500%       0.500%        0.500%       0.450%

                                                BREAKPOINTS
                       -----------------------------------------------------------------
                        $1.5 BILLION  $2 BILLION   $2.5 BILLION  $5 BILLION
                             TO           TO            TO           TO         OVER
PORTFOLIO NAME          $2.0 BILLION $2.5 BILLION   $5 BILLION  $10 BILLION  $10 BILLION
----------------------------------------------------------------------------------------
ALLIANCE COMMON
 STOCK.................   0.255%        0.255%       0.235%       0.225%       0.225%
ALLIANCE CONSERVATIVE
 INVESTORS.............   0.230%        0.230%       0.205%       0.180%       0.180%
ALLIANCE EQUITY
 INDEX.................   0.050%        0.050%       0.050%       0.050%       0.050%
ALLIANCE GLOBAL........   0.350%        0.350%       0.350%       0.350%       0.350%
ALLIANCE GROWTH AND
 INCOME................   0.300%        0.300%       0.300%       0.300%       0.300%
ALLIANCE GROWTH
 INVESTORS.............   0.330%        0.305%       0.305%       0.280%       0.255%
ALLIANCE HIGH YIELD ...   0.330%        0.330%       0.310%       0.300%       0.300%
ALLIANCE INTERMEDIATE
 GOVERNMENT............   0.230%        0.230%       0.210%       0.200%       0.200%
ALLIANCE
 INTERNATIONAL.........   0.400%        0.400%       0.400%       0.400%       0.400%
ALLIANCE MONEY MARKET .   0.080%        0.080%       0.060%       0.050%       0.050%
ALLIANCE QUALITY BOND .   0.255%        0.255%       0.235%       0.225%       0.225%
ALLIANCE SMALL CAP
 GROWTH................   0.450%        0.425%       0.425%       0.400%       0.375%

                                                                          BREAKPOINTS
                       ----------------------------------------------------------------------------------------------------------
                                   $150 MILLION $300 MILLION  $350 MILLION $450 MILLION  $500 MILLION $750 MILLION   $1 BILLION
                       FIRST $150       TO           TO            TO           TO            TO           TO            TO
PORTFOLIO NAME           MILLION   $300 MILLION $350 MILLION  $450 MILLION $500 MILLION  $750 MILLION  $1 BILLION   $1.5 BILLION
---------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE
 AGGRESSIVE*...........    0.300%      0.300%       0.300%       0.300%       0.300%       0.300%        0.300%       0.250%
EQ/ALLIANCE BALANCED* .    0.300%      0.300%       0.300%       0.300%       0.300%       0.300%        0.280%       0.280%
EQ/ALLIANCE PREMIER
 GROWTH ...............    0.500%      0.500%       0.500%       0.500%       0.500%       0.500%        0.500%       0.500%

                                                 BREAKPOINTS
                       -----------------------------------------------------------------
                        $1.5 BILLION  $2 BILLION   $2.5 BILLION  $5 BILLION
                             TO           TO            TO           TO         OVER
PORTFOLIO NAME          $2.0 BILLION $2.5 BILLION   $5 BILLION  $10 BILLION  $10 BILLION
----------------------------------------------------------------------------------------
EQ/ALLIANCE
 AGGRESSIVE*...........   0.250%        0.250%       0.250%       0.250%       0.250%
EQ/ALLIANCE BALANCED* .   0.230%        0.230%       0.205%       0.180%       0.180%
EQ/ALLIANCE PREMIER
 GROWTH ...............   0.500%        0.500%       0.500%       0.500%       0.500%


                         FIRST $500    NEXT $500   OVER $1
                           MILLION      MILLION    BILLION
                        ------------ -----------  ---------

EQ/ALLIANCE TECHNOLOGY      0.650%       0.570%     0.525%

                         FIRST $500    OVER $500
                           MILLION      MILLION
                        ------------ -----------
EQ/BERNSTEIN
 DIVERSIFIED VALUE.....     0.350%       0.300%

               AGGREGATE COMMISSIONS PAID TO AFFILIATED BROKERS

Until November 2000, Equitable and its indirect corporate parent, AXA Financial, Inc., owned approximately 72% of Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). As a result, DLJ had been considered to be an affiliate of Equitable under the 1940 Act. A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks.

In addition, Sanford C. Bernstein & Co., LLC ("Bernstein LLC") is an indirect wholly-owned subsidiary of Alliance. As a result, Bernstein LLC is considered to be an affiliate of Equitable under the 1940 Act. To the extent permitted by law, the Trust may engage in securities and other transactions with affiliated entities or may invest in shares of the investment companies with which those entities have affiliations.

To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager and Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager and Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a Portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Advisers or their affiliates.

   During the year ended December 31, 2000, the following Portfolios advised by Alliance Capital paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of Alliance Capital.

                    CALENDAR YEAR ENDED DECEMBER 31, 2000

                                                                      PERCENTAGE OF
                                          AGGREGATE     PERCENTAGE    TRANSACTIONS
                                          BROKERAGE      OF TOTAL        (BASED
                          AFFILIATED     COMMISSIONS    BROKERAGE       ON DOLLAR
PORTFOLIO               BROKER-DEALER       PAID       COMMISSIONS      AMOUNTS)
---------------------  --------------- -------------  ------------- ---------------
EQ/Balanced...........       DLJ           $ 4,000         0.49%          0.10%
Alliance Common
 Stock................       DLJ           $18,000         0.35%          0.64%
Alliance Conservative
 Investors............       DLJ           $   250         0.35%          0.07%
Alliance Growth and
 Income...............       DLJ           $37,323         4.76%          4.25%
Alliance Growth
 Investors............       DLJ           $ 3,000         0.55%          0.12%

                                  THE EQUITABLE
                             LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

This Ballot is solicited primarily by mail, but voting instructions may also be solicited by telephone, telegram, personal interview by officers or agents of the Trust, or by the Internet. This Ballot is executed by marking voting instructions on the Ballot, and signing, dating and mailing it in the accompanying envelope. Voting instructions may also be provided by phone, toll-free, at 1-888 450-5672, or by Internet at our website at WWW.PROXYWEB.COM.


USE THE CONTROL NUMBER TO VOTE BY PHONE OR INTERNET. VOTE EACH BALLOT RECEIVED SEPERATELY.

                   *** CONTROL NUMBER: 999 999 999 999 99 ***

If voting by mail, please detach at perforation. Return bottom portion only.

LAZARD LARGE CAP VALUE PORTFOLIO                      EQ ADVISORS TRUST
                                             SPECIAL MEETING OF THE SHAREHOLDERS

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates ("Contracts") whose account value is invested in the Lazard Large Cap Value Portfolio of EQ Advisors Trust ("Trust"), hereby instructs The Equitable Life Assurance Society of the United States ("Equitable"), the owner of all shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust ("Shareholder"), to vote as indicated on described in the Trust's Proxy Statement, and to vote, in adjournment thereof, as described in the Trust's Proxy Statement, and to vote, in its discretion, on such other matters as may properly come before such meeting.

This Ballot is solicited by Equitable as a Shareholder of the Trust. Receipt of the Notice of Meeting, Equitable's Information Statement and the Trust's Proxy Statement accompanying this Ballot is acknowledged by the undersigned.


Please mark, sign, date and mail your Ballot in the enclosed postage-paid envelope.

If you have changed your address, please cross out the old address and write in your new address.


Date:
     ---------------------------------------------------------------------------

SIGN BELOW. If joint owners, each should sign. When signing as executor, trustee, etc., give full title as such.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature(s)   Title(s), if applicable

Voting instructions executed by a Contractowner may be revoked at any time prior to the Shareholders voting the shares represented thereby by the Contractowner providing the Shareholders with a properly executed written revocation of such voting instructions, or by the Contractowner providing the Shareholders with proper later-dated voting instructions by telephone or by the internet. Proxies executed by Shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the trust, by properly executing a later-dated proxy or by attending the meeting and voting in person, by telephone or by the Internet.

    This Ballot, when properly executed, will be voted in the matter directed herein by the undersigned.
      IF YOU SIGN AND RETURN THIS BALLOT WITHOUT DIRECTING US HOW TO VOTE,
                   THIS BALLOT WILL BE VOTED FOR THE PROPOSAL.

            THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE
                          FOR THE FOLLOWING PROPOSAL.

       Please fold and detach at perforation. Return bottom portion only.

               PLEASE VOTE BY FILING IN THE APPROPRIATE BOX BELOW.

                                                  For   Against   Abstain

1. Approval of an amendment to the Investment     [ ]     [ ]       [ ]
   Advisory Agreement between Equitable, in its Capacity as the Trust's investment manager, and Alliance Capital Management, L.P.